UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2019

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due August 3, 2020	T 20C	New York Stock Exchange
AT&T Inc. 1.875% Global Notes due December 4, 2020	T 20	New York Stock Exchange
AT&T Inc. 2.65% Global Notes due December 17, 2021	T 21B	New York Stock Exchange
AT&T Inc. 1.45% Global Notes due June 1, 2022	T 22B	New York Stock Exchange
AT&T Inc. 2.50% Global Notes due March 15, 2023	T 23	New York Stock Exchange
AT&T Inc. 2.75% Global Notes due May 19, 2023	T 23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T 23D	New York Stock Exchange
AT&T Inc. 1.05% Global Notes due September 5, 2023	T 23E	New York Stock Exchange
AT&T Inc. 1.30% Global Notes due September 5, 2023	T 23A	New York Stock Exchange
AT&T Inc. 1.95% Global Notes due September 15, 2023	T 23F	New York Stock Exchange
AT&T Inc. 2.40% Global Notes due March 15, 2024	T 24A	New York Stock Exchange
AT&T Inc. 3.50% Global Notes due December 17, 2025	T 25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T 26E	New York Stock Exchange
AT&T Inc. 1.80% Global Notes due September 5, 2026	T 26D	New York Stock Exchange
AT&T Inc. 2.90% Global Notes due December 4, 2026	T 26A	New York Stock Exchange
AT&T Inc. 2.35% Global Notes due September 5, 2029	T 29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T 29B	New York Stock Exchange
AT&T Inc. 2.60% Global Notes due December 17, 2029	T 29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T 30B	New York Stock Exchange
AT&T Inc. 3.55% Global Notes due December 17, 2032	T 32	New York Stock Exchange
AT&T Inc. 5.20% Global Notes due November 18, 2033	T 33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T 34	New York Stock Exchange
AT&T Inc. 2.45% Global Notes due March 15, 2035	T 35	New York Stock Exchange
AT&T Inc. 3.15% Global Notes due September 4, 2036	T 36A	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T 39B	New York Stock Exchange
AT&T Inc. 7.00% Global Notes due April 30, 2040	T 40	New York Stock Exchange
AT&T Inc. 4.25% Global Notes due June 1, 2043	T 43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T 44	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T 50	New York Stock Exchange
AT&T Inc. 5.35% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Throughout this document, AT&T Inc. is referred to as the “Company.” On December 19, 2019, the Company, Pagoda Holdings, LLC, an indirect subsidiary of the Company (the “Issuer”), AT&T Corp., SBC Telecom, Inc. (“SBC”) and AT&T International Holdings, LLC (“International Holdings”, and, together with AT&T Corp. and SBC, the “Subsidiary Members”) entered into agreements with Mizuho Bank, Ltd. (“Mizuho”) to monetize, through the sale of preferred equity interests in the Issuer, expected proceeds to the Subsidiary Members from the Stock Purchase Agreement, dated as of October 9, 2019, by and among the Subsidiary Members, Leo Cable LP and Liberty Latin America Ltd., relating to the sale of certain wireless and wireline operations in Puerto Rico and the U.S. Virgin Islands. Pursuant to the agreements, the Issuer issued certain preferred equity interests to Mizuho for $1.95 billion in a private placement (the “Transaction”). The Issuer holds secured promissory notes from the Subsidiary Members secured by the rights to payment (if any) of the Subsidiary Members pursuant to Section 2.2 of the Stock Purchase Agreement, dated as of October 9, 2019, by and among the Subsidiary Members, Leo Cable LP and Liberty Latin America Ltd., relating to the sale of certain wireless and wireline operations in Puerto Rico and the U.S. Virgin Islands. The preferred equity interests entitle Mizuho to cumulative quarterly distributions at a per annum rate of 4.75% (to be reset after five years) as and when declared. The Issuer has the option to redeem the outstanding preferred equity interests following the closing or termination of the stock purchase agreement or after December 19, 2024. AT&T will use the proceeds from the Transaction for general corporate purposes, including share repurchases and paying down outstanding debt.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: December 23, 2019	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer